Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

WALTER INVESTMENT MANAGEMENT CORP.

1100 Virginia Drive, Suite 100

Fort Washington, Pennsylvania 19034

Case No. 17-13446

Chapter 11

Amended Monthly Operating Report for

the period December 1, 2017 through December 31, 2017

Report Preparer:

The undersigned having reviewed the attached report and being familiar with the Debtor’s financial affairs, verifies that the information contained therein is reasonable and truthful to the best of my knowledge as of the date of this report, however, it is preliminary and unaudited. As of the date of this report, there remains additional year end closing procedures, including finalization of the MSR portfolio valuation and income taxes, that may result in significant adjustments to the amounts reported.

Date: February 1, 2018

/s/ Gary Tillett
Gary Tillett
Chief Financial Officer

WALTER INVESTMENT MANAGEMENT CORP.

CASE NO. 17-13446

DEBTOR IN POSSESSION

INDEX TO MONTHLY OPERATING REPORT

Page
Global Notes	3

Corporate Monthly Operating Report

Schedule of Cash Receipts and Disbursements	MOR-1

Schedule of Bank Account Balances	MOR-1 CON’T

Statement of Operations (preliminary and unaudited)	MOR-2

Balance Sheet (preliminary and unaudited)	MOR-3

Status of Taxes Not Subject to Compromise	MOR-4

Summary of Unpaid Liabilities Not Subject to Compromise	MOR-4

Accounts Receivable Reconciliation and Aging	MOR-5

Taxes Reconciliation and Aging	MOR-5

Payments to Insiders and Professionals	MOR-6

Status of Leases Payable and Secured Notes	MOR-6

Debtor Questionnaire	MOR-7

Case No.: 17-13446

Reporting Period: 12/31/2017

A. Global Notes

1. Background

Walter Investment Management Corp. (“Walter” or the “Debtor” together with its non-debtor affiliates the “Company”) is the ultimate parent of twenty-two direct and indirect subsidiaries that originate and service mortgage loans and service reverse mortgage loans on an integrated basis. The Company’s non-Debtor affiliate, Ditech Financial LLC (“Ditech”), originates forward mortgage loans. Substantially all of the loans that Ditech originates are conventional conforming loans eligible for securitization guaranteed by government-sponsored enterprises, such as Fannie Mae1 and Freddie Mac, or Ginnie Mae2 MBSs. Ditech also performs loan servicing of mortgage loans that fall into two categories: (i) mortgage loans for which Ditech owns the mortgage servicing rights (“MSRs”), and (ii) subservicing for third party owners of MRSs. The Company’s non-Debtor affiliate, Reverse Mortgage Solutions, Inc. (“RMS”) also services and subservices reverse mortgage loans insured by the FHA.

2. Introduction

On November 30, 2017 (the “Commencement Date”), the Debtor filed a voluntary petition (the “Chapter 11 Case”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United Stated Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtor continues to operate its businesses and manage its properties as a debtor in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. Walter is the only debtor in the Chapter 11 Case. None of the Debtor’s affiliates, including Ditech and RMS, have filed for chapter 11 or any other bankruptcy protection. On January 18, 2018, the Court entered a confirmation order confirming the Prepackaged Plan.

As discussed more fully in the Motion of Debtor Pursuant to 11 U.S.C. §§ 105(a), 345(b), 363, 364, 503, and 507 Authorizing Debtor to (I) Continue Participating in Existing Cash Management System, and Using Bank Accounts, and Business Forms, (II) Continue Intercompany Transactions, (III) Provide Administrative Expense Priority for Postpetition Intercompany Claims, (IV) Extend Time to Comply With, or Seek a Waiver of, the Requirements of 11 U.S.C. § 345(b), and (V) Grant Related Relief [ECF No. 4], all of the Company’s obligations are paid by non-Debtor Ditech. After Ditech makes disbursements on behalf of the Debtor or any non-Debtor affiliates, such disbursements are tracked electronically in the accounting system and are concurrently recorded on the applicable entity’s balance sheets. The accounting system requires that all general-ledger entries be balanced at the legal-entity level, and, therefore, when the accounting system enters an intercompany receivable on an entity’s balance sheet, it also automatically creates a corresponding intercompany payable on the applicable affiliate’s balance sheet. During the Chapter 11 Case, Ditech continued to pay the Debtor’s obligations and has recorded an intercompany receivable from the Debtor on account of such payment. Such payments made on behalf of or for the benefit of the Debtor are reported in this Monthly Operating Report (“MOR”) as if made directly by the Debtor.

3. Accounting Principles

This MOR has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Case and is in a format acceptable to the United States Trustee. The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Such information is preliminary and unaudited as the Debtor is in the process of closing its year ended December 31, 2017 accounting records and therefore, not all significant accounting adjustments, including but not limited to the finalization of the mortgage servicing rights portfolio valuation or income taxes, have been made as of the filing of this MOR and could result in a material change to the amounts reported. In addition, the financial statements included in MOR-2 and MOR-3 represent the financial condition and results of operations of the Debtor only. The financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) as it applies to debtors in possession but due to the preliminary nature of the amounts, do not reflect all adjustments considered necessary for fair presentation of the Debtor as of December 31, 2017. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and income and expenses during the reporting period. In developing these estimates and assumptions, management used available evidence at the time of the financial statements, including the Debtor’s books and records. Because of uncertainties associated with estimating the amounts, timing and likelihood of possible outcomes, actual results could differ from our estimates. Such differences may be material.

4. General Methodology

The Debtor prepared this MOR relying primarily upon the information set forth in its books and records. In preparing this MOR, the Debtor made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein to the extent necessary. The supplemental information contained herein is generally presented on a cash and/or invoiced basis.

FORM Global Notes

2/2008

Case No.: 17-13446

Reporting Period: 12/31/2017

5. Past Performance

The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtor in the future.

6. Carrying Value of Assets

Unless otherwise indicated, the values for assets contained in this MOR are book values as of the reporting period. Amounts ultimately realized from the disposition of the Debtor’s assets may vary materially from their book value. The Debtor reserves the right to amend or adjust the value of each asset or liability set forth herein.

7. Liabilities Not Subject to Compromise

Although payment of prepetition claims generally is not permitted, the Bankruptcy Court has granted the Debtor the authority, but not the requirement, to pay certain pre-petition claims in designated categories and subject to certain terms and conditions including, taxes, employee wages, salaries and other compensation and benefits, and obligations related to the Debtor’s cash management system. To the extent any payments were made on account of such claims following the commencement of the Chapter 11 Case pursuant to the authority granted to the Debtor by the Bankruptcy Court, such payments have been included in the MOR unless otherwise noted. This relief generally was designed to preserve the value of the Debtor’s businesses and assets. To the extent such claims have been categorized as “Liabilities Not Subject to Compromise,” the Debtor reserves the right not to pay those amounts if it believes the payment not to be in the best interest of the Debtor’s estate or if such claim is disputed. The Debtor has paid and intends to continue to pay undisputed post-petition obligations incurred in the ordinary course of its business.

8. Liabilities Subject to Compromise

As a result of commencing the Chapter 11 Case, the payment of prepetition indebtedness is “Subject to Compromise” or other treatment under a chapter 11 plan. Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed. The filing of the Chapter 11 Case constituted an event of default under, or otherwise triggered repayment obligations with respect to, a number of debt instruments and agreements relating to direct and indirect financial obligations of the Debtor (collectively, the “Prepetition Debt”). As a result, the Debtor’s Prepetition Debt became automatically and immediately due and payable. Any efforts to enforce the payment obligations in connection with the Prepetition debt against the Debtor or the Debtor’s property have been stayed as a result of the filing of the Chapter 11 Case.

9. Reservation of Rights

In preparing the MOR, the Debtor relied on financial data derived from the Company’s books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtor does not undertake any obligation or commitment to update the MOR. The Debtor reserves all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtor’s rights or an admission with respect to the chapter 11 case.

10. Notes to Balance Sheet (MOR-3)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

11. Notes to Accounts Receivable Reconciliation and Aging (MOR-5)

The nature of the Debtor does not lend itself to traditional Accounts Receivable and, therefore, there are no Accounts Receivable to report.

Footnotes:

1	As used herein, “Fannie Mae” means the Federal National Mortgage Association, and “Freddie Mac” means the Federal Home Loan Mortgage Corporation. Fannie Mae and Freddie Mac are government-sponsored enterprises (each, a “GSE” and collectively the “GSEs”) chartered by Congress that buy and securitize mortgage loans originated by mortgage lenders, enabling the lenders quick access to liquidity fueled by the market demand for residential mortgage backed securities.

2	As used herein, “Ginnie Mae” means the Governmental National Mortgage Association. Ginnie Mae is a federal corporation within the Department of Housing and Urban Development, a federal agency, that guarantees investors the timely payment of principal and interest on RMBS backed by federally insured or guaranteed loans, primarily loans insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs, or the Department of Agriculture.

FORM Global Notes

2/2008

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

		Federal Tax I.D. #	13-3950486

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Schedule of Bank Account Balances	MOR-1 (CON’T)		x
Copies of bank account reconciliations
Copies of bank statements
Statement of Operations (preliminary and unaudited)	MOR-2	x
Balance Sheet (preliminary and unaudited)	MOR-3	x
Status of Taxes Not Subject to Compromise	MOR-4		x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Liabilities Not Subject to Compromise	MOR-4	x
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professionals	MOR-6	x
Status of Leases Payable and Secured Notes	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents is reasonable and truthful to the best of my knowledge as of the date of this report, however, it is preliminary and unaudited. As of the date of this report, there remains additional year end closing procedures, including finalization of the MSR portfolio valuation and income taxes, that may result in significant adjustments to the amounts reported.

/s/ Gary Tillett	2/1/2018

Gary Tillett	2/1/2018

FORM MOR

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK ACCOUNTS
CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
Cash at Beginning of Month	$458,040
Receipts
Residual Trusts Receipts	43,891
Other Receipts	18,300
Intercompany Transfers	5,500,000

Total Receipts	5,562,191

Disbursements
P&I Payments of Corporate Debt	(5,337,935)
Professional Fees	—
Restructuring Fees	—
Term Loan—Annual Admin Fee	(176,250)
Intercompany Transfers	—
Transfers	—
U.S. Trustee quarterly fees	—
Court Costs	—
Total Disbursements	(5,514,185)

Net Cash Flow (Receipts less disbursements)	48,006

Cash at End of Month	$506,046

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS	$(5,514,185)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	—
PLUS: ESTATE DISBURSEMENTS MADE BY NON-DEBTOR AFFILIAITES (i.e. from escrow accounts)	(8,594,066)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$(14,108,251)

FORM MOR

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

SCHEDULE OF BANK ACCOUNT BALANCES

Continuation Sheet for MOR-1

Debtor’s statements with respect to bank account reconciliations and bank statements

Bank Account Reconciliations

The Debtor affirms that reconciliations for all open and active bank accounts are prepared monthly and maintained by the Debtor. Upon request, the Debtor will provide all bank reconciliations to the U.S. Trustee.

Bank Statements

The Debtor affirms that bank statements for all open and active bank accounts are maintained by the Debtor. Upon request, the Debtor will provide all bank statements to the U.S. Trustee.

Non-Debtor Disbursements Made on Behalf of the Debtor

Category	Amount
Advertising	$275
Bank and Trust-Related	11,394
Communications	23,574
Contracted Services	266,552
Contractor Fees	189,586
Dues and Subscriptions	1,895
Employee Benefits	203,744
Equipment Repairs, Maintenance and Rentals	524,415
Insurance	75,721
Legal	10,952
Licensing and Other Taxes	36,989
Occupancy Costs	273,557
Office Supplies and Printing	3,886
Other	7,973
Payroll and Benefits	6,320,714
Postage and Shipping	960
Public Company	89,257
Purchased Services	506,331
Recruitment and Hiring	3,764
Training	4,695
Travel and Entertainment	37,832

TOTAL	$8,594,066

Note: The amounts in the table above represent cash disbursements made in the reporting period. These amounts differ from the Statement of Operations due to expense allocations discussed in Note 2 of the Global Notes.

FORM MOR-1 (CONT.)

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

STATEMENT OF OPERATIONS

PRELIMINARY AND UNAUDITED

	MONTH (12/31/17)	CUMULATIVE—FILING TO DATE (12/1/17-12/31/17)
GROSS REVENUES
Interest Income on Loans	$44,903	$44,903
Other Revenue	(102,019)	(102,019)

Total Revenue	(57,116)	(57,116)

OPERATING EXPENSES
Salaries and Benefits Expense	2,061,419	2,061,419
General and Administrative Expense	2,962,408	2,962,408
Interest Expense	5,938,388	5,938,388
Other (attach schedule)	(6,949,210)	(6,949,210)

Total Operating Expenses	4,013,005	4,013,005

Net Loss Before Other Income & Expenses	(4,070,121)	(4,070,121)

OTHER INCOME AND EXPENSES
Equity Losses of Subsidiaries (3)	84,742,122	84,742,122

Net Loss Before Reorganization Payments/Accruals	(88,812,243)	(88,812,243)

REORGANIZATION PAYMENTS/ACCRUALS
Professional Fees (1)	1,106,301	1,106,301
U. S. Trustee Quarterly Fees	141,083	141,083
Other Reorganization Expenses (attach schedule)	37,423,564	37,423,564

Total Reorganization Expenses	38,670,948	38,670,948

Income Tax Expense	10,532,364	10,532,364

Net Loss	$(138,015,555)	$(138,015,555)

BREAKDOWN OF “OTHER” CATEGORIES
OTHER OPERATIONAL EXPENSES
Provision for Loan Losses	$7,670	$7,670
Real Estate Owned Expenses, Net	109,273	109,273
Expense Allocations to Non-Debtor Subsidiaries	(7,066,153)	(7,066,153)

Total Other	$(6,949,210)	$(6,949,210)

OTHER REORGANIZATION EXPENSES
Legal Expenses (1)	$2,964,435	$2,964,435
Debt Issuance Costs (2)	34,406,221	34,406,221
Licensing Matters	52,908	52,908

Total Reorganization Expenses	$37,423,564	$37,423,564

(1)	These amounts were accrued at December 31, 2017.
(2)	Represents the write off of deferred costs and discounts related to previously issued debt.

FORM MOR-2

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

(3)	Includes charges of approximately (i) $5 million in reserves related to certain advance receivables, (ii) $6 million in reserves related to property repurchase risk within the default servicing operation and (iii) $8 million in reserves related to reasonably possible losses which became probable during the period regarding certain curtailment items within the reverse mortgage operation; in each case, these charges were not included in the Company’s fiscal year 2017 projections included in the Disclosure Statement for the Company’s Prepackaged Chapter 11 Plan of Reorganization, dated November 6, 2017, as amended and supplemented.

FORM MOR-2

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

BALANCE SHEET

PRELIMINARY AND UNAUDITED

BOOK VALUE AT END OF CURRENT REPORTING MONTH
ASSETS	12/31/2017
ASSETS
Cash and Equivalents	$506,046
Restricted Cash and Cash Equivalents	1,503,038
Residential Loans at Amortized Cost, Net	11,601,539
Income Tax and Other Receivables, Net	11,898,093
Investment in Subsidiaries	1,439,813,385
Professional Retainers	3,112,261

TOTAL	1,468,434,362

PROPERTY & EQUIPMENT
Computer Software	7,718,239
Computer Hardware	245,617
Furniture and Fixtures	152,331
Office Equipment and other	2,997
Leasehold Improvements	98,562
Less: Accumulated Depreciation	(7,617,300)

TOTAL PROPERTY & EQUIPMENT	600,446

OTHER ASSETS
Amounts due from Insiders	117,807,720
Other Assets (attach schedule)	23,500,788

TOTAL OTHER ASSETS	141,308,508

TOTAL ASSETS	$1,610,343,316

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable and Accrued Liabilities	$28,788,095
Debt, Net	1,214,663,145
Deferred Tax Liability	296,624
Professional Fees	3,780,286

TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE	1,247,528,150

LIABILITIES SUBJECT TO COMPROMISE
Debt, Net	781,130,000
Accrued Interest	25,807,116

TOAL LIABILITIES SUBJECT TO COMPROMISE	806,937,116

TOTAL LIABILITIES	2,054,465,266

EQUITY
Capital Stock	373,736
Additional Paid-In Capital	598,193,196
Retained Earnings	(1,043,589,907)
Accumulated Other Comprehensive Income	901,025

TOTAL EQUITY	(444,121,950)

TOTAL LIABILITIES AND EQUITY	$1,610,343,316

BALANCE SHEET—continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH
OTHER ASSETS
Real Estate Owned	$501,723
Debt Issuance Costs	1,381,733
Prepaid Expenses	12,033,292

Cost and Equity Method Investments	7,815,508
Available for Sale Securities	1,674,267
Deposits	94,265

Total Other Assets	$23,500,788

FORM MOR-3

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

STATUS OF TAXES NOT SUBJECT TO COMPROMISE

Debtor’s statements with respect to status of taxes not subject to compromise

Taxes not subject to compromise for the Debtor that are not subject to dispute or reconciliation and that are authorized to be paid under the relief granted by the Bankruptcy Court are current. There are no material tax disputes or reconciliations. Tax information is not attached to this monthly operating report, however upon request, the Debtor will provide a status update to the U.S. Trustee.

The Debtor utilizes a third party payroll provider who is responsible for submitting all payroll tax returns and payroll tax amounts due. The Debtor is not delinquent in submitting any payroll tax returns or payroll taxes due.

SUMMARY OF UNPAID LIABILITIES NOT SUBJECT TO COMPROMISE

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable and Accrued Liabilities	$28,788,095	$—	$—	$—	$—	$28,788,095
Professional Fees	3,780,286	—	—	—	—	3,780,286
Deferred Tax Liability	296,624	—	—	—	—	296,624
Term Loan	1,214,663,145	—	—	—	—	1,214,663,145

Total	$1,247,528,150	$—	$—	$—	$—	$1,247,528,150

FORM MOR-4

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Debtor’s statements with respect to accounts receivable reconciliation and aging

The Debtor does not have an accounts receivable from customers balance as of the time of this filing.

TAXES RECONCILIATION AND AGING

Debtor’s statements with respect to tax reconciliation and aging

Taxes for the Debtor that are not subject to dispute or reconciliation and that are authorized to be paid under the relief granted by the Bankruptcy Court are current. There are no material tax disputes or reconciliations. A tax reconciliation and aging is not attached to this monthly operating report. Upon request, the Debtor will provide a tax reconciliation and aging to the U.S. Trustee.

FORM MOR-5

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Payments to Insiders	Fees & Travel	$4,392	$4,392

TOTAL PAYMENTS TO INSIDERS		$4,392	$4,392

PROFESSIONALS

NAME	ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE
N/A			$—	$—
			—	—
			—	—
			—	—
			—	—

TOTAL PAYMENTS TO PROFESSIONALS			$—	$—

STATUS OF LEASES PAYABLE AND SECURED NOTES

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
Term Loan and Revolver with multiple creditors	$—	$—	$—
Bayport Plaza Investors, LLC	71,385	71,385	—

TOTAL PAYMENTS		$71,385	$—

FORM MOR-6

2/2008

In re	WALTER INVESTMENT MANAGEMENT CORP.	Case No.	17-13446
	Debtor	Reporting Period:	12/31/2017

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		x
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	x		[a]
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		x
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		x
5	Is the Debtor delinquent in paying any insurance premium payment?		x
6	Have any payments been made on liabilities not subject to compromise this reporting period?	x		[b]
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		x
8	Are any post petition payroll taxes past due?		x
9	Are any post petition State or Federal income taxes past due?		x
10	Are any post petition real estate taxes past due?		x
11	Are any other post petition taxes past due?		x
12	Have any pre-petition taxes been paid during this reporting period?		x
13	Are any amounts owed to post petition creditors delinquent?		x
14	Are any wage payments past due?		x
15	Have any post petition loans been received by the Debtor from any party?		x
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		x
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		x
18	Have the owners or shareholders received any compensation outside of the normal course of business?		x

Explanation to “Yes” Answers:

[a]	As set forth more fully in the Debtor’s Cash Management Motion [ECF No. 4], the majority of the Debtor’s obligations are paid by non-Debtor Ditech. After Ditech makes disbursements on behalf of the Debtor or any non-Debtor affiliates, such disbursements are tracked electronically in the accounting system and are concurrently recorded on the applicable entity’s balance sheets. The accounting system requires that all general-ledger entries be balanced at the legal-entity level, and, therefore, when the accounting system enters an intercompany receivable on an entity’s balance sheet, it also automatically creates a corresponding intercompany payable on the applicable affiliate’s balance sheet. During the Chapter 11 Case, Ditech has continued to pay the Debtor’s obligations and has recorded intercompany receivables from the Debtor on account of such payments. Such payments made on behalf of or for the benefit of the Debtor are reported in this MOR as if made directly by the Debtor.

[b]	As authorized pursuant to various First Day orders entered by the Bankruptcy Court, the Debtor made certain payments on account of liabilities not subject to compromise during the reporting period.

FORM MOR-7

2/2008